                                EXHIBIT 10.21

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                      OF

                           U.S. TRUST CORPORATION

                         As Adopted effective as of
                              January 1, 1994


1.   Purpose

          The purpose of the Plan is to provide Eligible
 Officers of
U.S. Trust Corporation and its Affiliated
 Companies with an opportunity
to defer payment of certain portions of their compensation, at their election, in accordance with the provisions herein set forth.

          The Plan is intended to constitute an unfunded plan of
deferred compensation for "a select group of management or
 highly
compensated employees" within the meaning of Sections
 201(2), 301(a)(3)
and 401(a)(1) of the Employee Retirement
 Income Security Act of 1974, as
amended ("ERISA").


2.   Definitions

          As used herein, the following terms shall have the following meanings:

          "Account" or "Accounts" shall mean the Lump Sum
 Payment
Account established for a Participant pursuant to
 Section 4, the
Installment Payment Account established for a
 Participant under Section
4, or both such Accounts, as the
 context may require.

          "Affiliated Companies" shall mean United States
 Trust Company
of New York, and each other direct or indirect
 subsidiary of the
Corporation.

          "Beneficiary" shall mean the person or persons designated by a
Participant in accordance with Section 7 to receive any amount payable under the Plan by reason of his or her death.

          "Board of Directors" shall mean the Board of Directors of the
Corporation.

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          "Change in Control" shall mean that any of the
 following has
occurred:

          (i)  20% or more of the common shares of the
 Corporation has
               been acquired by any person (as
 defined by Section
               3(a)(9) of the Securities
 Exchange Act of 1934) other
               than directly from
 the Corporation;

         (ii) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving
               corporation is held by
 persons other than former
               shareholders of the
 Corporation; or

        (iii) 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated
               by management in the
 most recent proxy statement of the
               Corporation;

provided, however, that notwithstanding anything in the Plan to the
contrary no Change in Control shall be deemed to have
 occurred, and no
right to receive any amount that becomes payable upon a Change in Control as provided in Section 6 shall exist, to the extent that the
Board of Directors so directs by
 resolution adopted prior to the Change
in Control, or not
 later than 45 days after the Change in Control if the percentage of the Corporation's common shares acquired or directors elected under clauses (i) or (iii) of the foregoing definition of Change
in Control shall be at least 20% but less than 25%.
Any resolution of
the Board of Directors adopted in accordance
 with the provisions of this
definition directing that a Change
 in Control shall be deemed not to
have occurred for purposes
 of this Plan may be rescinded or
countermanded at any time
 with or without retroactive effect.

          "Committee" shall mean the Compensation and Benefits
 Committee
of the Board of Directors.

          "Corporation" shall mean U.S. Trust Corporation.

          "Eligible Compensation" shall mean, with respect to any
Eligible Officer for any Plan Year, (i) any Award that
 becomes payable
to the Eligible Officer during such year under the 1990 Annual Incentive Plan of United States Trust Company
 of New York and Affiliated
Companies, as reduced by the sum of
(A) the amount of any ESOP
Contribution to be made on behalf
 of the Eligible Officer under the
401(k) Plan with respect to
 such Award, (B) the amount that is taken into account with
 respect to such Award in determining the number of any Benefit
 Equalization Units to be credited to the Eligible Officer's



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account under the 1989 Stock Compensation Plan of U.S. Trust

Corporation, and (C) any amount that is contributed to the
 401(k) Plan
on the Eligible Officer's behalf with respect to
 such Award pursuant to
the Eligible Officer's election under
 the applicable provisions of the
401(k) Plan; (ii) any commissions (including any "trail" commissions and any commission
 "overrides") that are payable to the Eligible Officer during such year (but, in the case of any amount payable during such year with respect to commissions that were earned prior to the start of
such year, only to the extent of such of those commissions as were earned after the date on which the Eligible
 Officer filed his or her
deferral election for such year under
 Section 3), exclusive of (A) the
amount of any such
 commissions that are included in the Eligible
Officer's base
 compensation for any Plan Year pursuant to the Eligible

Officer's election; (B) the amount by which any such commissions are reduced with respect to any ESOP Contribution made on behalf of the
Eligible Officer under the 401(k) Plan, and
 (C) the amount by which any
such commissions are reduced with
 respect to any Benefit Equalization
Units credited to the
 Eligible Officer's account under the 1989 Stock
Compensation
 Plan of U.S. Trust Corporation; and (iii) any bonus or incentive payments payable to the Eligible Officer pursuant to any employment agreement between the Eligible Officer and the
 Corporation or
any of its Affiliated Companies, to the extent
 earned during such year,
regardless of the year in which such
 bonus or incentive payments are
payable.

          "Eligible Officer" shall mean any officer of the Corporation or any of its Affiliated Companies at or above the
 rank of Vice
President, who, for the Plan Year immediately
 preceding the Plan Year in
which such officer first makes a
 deferral election under Section 3, had
total compensation in
 excess of $150,000.  For this purpose an officer's
"total compensation" for any Plan Year shall mean the sum of (i) the aggregate amount reported as the officer's compensation from the
Corporation and its Affiliated Companies in Form W-2 filed
 with respect
to the officer for such year, for Federal income
 tax purposes; (ii) the
aggregate amount of all 401(k)
 Contributions and ESOP Contributions made on behalf of the
 officer for such year under the 401(k) Plan; and (iii) the
 aggregate amount of all salary reduction contributions made on behalf of the officer for such year under the Employees' Flexible
Spending Plan of United States Trust Company of
 New York and Affiliated
Companies. For any Plan Year beginning on or after January 1, 1995, the $150,000 amount referred to in the second preceding sentence shall be adjusted to the extent necessary for such amount to equal the amount of the limitation on annual compensation in effect for such year under section 401(a)(17) of the Internal Revenue Code of 1986.

          "401(k) Plan" shall mean the 401(k) Plan and ESOP of United


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States Trust Company of New York and Affiliated
 Companies.

          "Participant" shall mean any Eligible Officer who has made an election under Section 3 hereof to defer any portion of his or her Eligible Compensation for any Plan Year.

          "Plan" shall mean the Executive Deferred
 Compensation Plan of
U.S. Trust Corporation, as set forth
 herein and as amended from time to
time.

          "Plan Year" shall mean the calendar year.

          "Retirement" shall mean a Participant's termination of
employment with the Corporation and its Affiliated
 Companies for any
reason other than death if, as of the date
 of the Participant's
termination of employment, (i) the
 Participant has attained age 65 or
(ii) the sum of Participant's age and the number of his or her "Years of Service", as defined in the 401(k) Plan, is at least equal to 80.  In

addition, in the case of any Participant who becomes entitled to receive
benefit payments under the long-term disability
 plan maintained by the
Corporation or any of its Affiliated
 Companies and who continues to
receive payments under such
 plan throughout the entire period ending on the date on which the Participant first meets the age, or the age and service, requirements set forth in clause (i) or (ii) above, such

Participant shall be treated, for purposes of the Plan, as
 having
terminated employment with the Corporation and its
 Affiliated Companies
as a result of Retirement, on the first
 day of the month following the
date on which the Participant
 first meets such requirements.  In
applying clause (ii) above
 for this purpose, the Participant's "Years of Service" shall include the number of calendar years (or part thereof) during which the Participant has received benefits payments under such long-term disability plan.


3.   Deferral Elections

          With respect to each Plan Year beginning on or after January
1, 1994, an Eligible Officer may elect to have payment
 of any part or
all of his or her Eligible Compensation for
 such year deferred, and to
have payment of such portion made
 under the terms of this Plan.  Any
such election shall be made
 in accordance with the following rules:

          (a) A deferral election shall be made in writing, on a form provided by the Committee for such purpose.

          (b)  In the election form, the Eligible Officer (i) shall


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specify, by amount or percentage (which must be an
 even multiple of 5%),
the portion of his or her Eligible
 Compensation the Eligible Officer
wishes to defer (the amounts
 so deferred are hereinafter referred to as the Eligible
 Officer's "Deferred Amounts"), and (ii) shall specify, by percentage (which must be an even multiple of 5%), the portions of the
Eligible Officer's Deferred Amounts that he or she
 wishes to have
allocated, respectively, to the Lump Sum
 Payment Account and to the
Installment Payment Account
 established for the Eligible Officer
pursuant to Section 4.

          (c)  An Eligible Officer's election to defer
 Eligible
Compensation for any Plan Year shall be filed with
 the Committee (i) by
no later than November 19, 1993, in the
 case of an election to defer
Eligible Compensation for the
 Plan Year beginning on January 1, 1994; or
(ii) in the case of
 an election to defer Eligible Compensation for any Plan Year beginning on or after January 1, 1995, by no later than

November 15 of the preceding Plan Year (September 30 of the
 preceding
Plan Year, in the case of Eligible Compensation
 described in clause (ii)
of the definition of such term contained in Section 2), or by such other date as the Committee may determine in its discretion subject, however, to the
 limitation in paragraph (e)(iii) below.

          (d)  Any deferral election made by an Eligible
 Officer with
respect to his or her Eligible Compensation for a
 Plan Year, and any
election made by an Eligible Officer as to
 the allocation of the
Eligible Officer's Deferred Amounts for
 such year to his or her
Accounts, shall be irrevocable.

          (e) Notwithstanding any other provision herein to the
contrary, a deferral election otherwise permitted to be
 made hereunder
shall be subject to the following requirements:

          (i) no amount may be deferred pursuant to an Eligible
     Officer's election unless such amount equals or exceeds
     $1,000;

         (ii)  no portion of an Eligible Officer's Eligible
 Compensation
     may be deferred hereunder to the extent that any tax is required to be withheld from such portion pursuant to applicable federal, state or local law; and

        (iii)  no portion of an Eligible Officer's Eligible
 Compensation
     may be deferred hereunder to the extent that such portion has been earned prior to the date on which
 the Eligible Officer's election
     to defer such portion has
 been filed with the Committee.



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4.   Accounts

          For each Participant, there shall be established and

maintained on the books and records of the Corporation, for
 bookkeeping
purposes only, a Lump Sum Payment Account, and an
 Installment Payment
Account, to reflect the Participant's
 interest under the Plan.

          Each such Account shall be credited with amounts equal to that portion of the Participant's Deferred Amounts
 for each Plan Year that
the Participant has elected under
 Section 3 to have allocated to such
Account.  Such amounts
 shall be so credited to the Participant's
Accounts as of the
 first day of the calendar month following the month in which the amounts in question would have been paid to the Participant had the Participant not elected under Section 3 to have payment of such
amounts deferred under this Plan.

          A Participant's Accounts shall be adjusted to reflect all
Earnings (as defined in paragraph (a) of Section 5) to be credited to such Accounts pursuant to Section 5, and all payments made with respect to the Participant's
 Account balances pursuant to Section 6.

          A Participant's interest in each of his or her Accounts shall be fully vested and nonforfeitable at all times.


5.   Crediting of Earnings

          Until payment with respect to a Participant's
 Accounts has
been made in full, the Participant's Accounts
 shall be credited with
Earnings in accordance with the
 following provisions:

          (a) As of the last day of each calendar month, each part of the balance of each of a Participant's Accounts for
 which a separate
Earnings Crediting Option (as hereinafter
 defined) is in effect pursuant
to the Participant's election
 hereunder shall be credited with an amount determined by multiplying such part of the balance of the Participant's Account by a percentage corresponding to the Applicable Rate of Return

(as hereinafter defined) for such month under such Earnings
 Crediting
Option. The amount so credited (which may be positive or negative depending on whether the Applicable Rate of
 Return for the month is
positive or negative) is referred to
 herein as "Earnings".

         (b)  For purposes of this Section 5, the term
 "Earnings
Crediting Option" shall mean, initially, any investment fund maintained under the 401(k) Plan other than the ESOP
 Stock Fund or the U.S.T. Corp.
Stock Fund.  Any such investment fund is referred to herein as a "401(k)


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Plan Fund".

          Notwithstanding the foregoing, the Committee may at any time, in its sole discretion, determine (i) that any
 401(k) Plan Fund shall
cease to constitute an Earnings
 Crediting Option for purposes of this
Plan, (ii) that any
 investment fund that is added to the 401(k) Plan at any time after January 1, 1994 shall not constitute an Earnings

Crediting Option for purposes of this Plan, or (iii) that any other
hypothetical investment fund or index or referenced rate
 of return shall
constitute an Earnings Crediting Option for
 purposes of this Plan.
Participants shall be notified in
 writing, at least 45 days in advance,
of any such change in
 the Plan's Earnings Crediting Options.

          (c) The "Applicable Rate of Return" for any month, under any
Earnings Crediting Option, shall mean (i) in the
 case of an Earnings
Crediting Option that is a 401(k) Plan
 Fund, the percentage by which the
value of such Fund, as
 determined by the 401(k) Plan's Trustee as of the Valuation
 Date (as defined in the 401(k) Plan) for such month, exceeds, or is less than, the value of such Fund, as determined by the

401(k) Plan's Trustee as of the Valuation Date for the immediately preceding month; and (ii) in the case of any other
 Earnings Crediting
Option, the rate of return applicable for such month, as determined by the Committee in its sole discretion.

          (d) A Participant may make elections with respect to the
Earnings Crediting Options that are to apply with
 respect to his or her
Accounts, in accordance with the
 following rules:

          (i) a Participant may elect to have any part or all of the balance of any Account credited with Earnings
 under any Earnings
Crediting Option available under the
 Plan at the time of his or her
election.

         (ii) each Participant shall make an initial election as to the
Earnings Crediting Options that are to apply
 with respect to an Account
at the time the Participant
 first elects under Section 3 to have any portion of the
 Participant's Deferred Amounts for any Plan Year allocated to that Account. Such election shall be made in the election
form in which the Participant makes his or
 her election under Section 3
to have such portion of the
 Participant's Deferred Amounts for such Plan
Year allocated to that Account.  In such election form, the
 Participant
shall specify, by percentages (which must be
 even multiples of 5%) the
respective parts of the balance
 of such Account that are to be credited
with Earnings
 under each of the Earnings Crediting Options designated by
the Participant in such form.



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        (iii)  The Earnings Crediting Options selected in the
 initial
election made by the Participant with respect to
 an Account under clause
(ii) above shall remain in effect
 for that Account (and shall apply to
all additional
 amounts allocated to such Account pursuant to any deferral elections made by the Participant under Section 3 with respect
to any subsequent Plan Years) until the
 Participant changes his or her
election with respect to
 that Account in accordance with clause (iv) below.

         (iv)  A Participant may change the Earnings Crediting
 Options
that are to apply with respect to an Account by
 making a new election
hereunder with respect to that
 Account. Such new election shall be made in writing, on
 a form which is provided by the Committee for this purpose and which the Participant files with the Committee.
In such
form, the Participant shall specify, in the same
 manner as described in
clause (ii) above, the respective
 parts of the balance of such Account
that are to be credited with Earnings under each of the Earnings
Crediting
 Options designated by the Participant in such form.  The
Participant's new election shall become effective as of
 the first day of
the calendar month following the date on
 which such election is filed
with the Committee, provided
 that it is so filed at least 15 days prior to such first
 day.  The Earnings Crediting Options selected by the

Participant in such new election shall remain in effect
 with respect to
the Participant's Account until the
 Participant again changes his or her
election with
 respect to that Account in accordance with this clause

(iv).

          (e)  If payment with respect to a Participant's
 Installment
Payment Account is to be made in form of annual
 installments pursuant to
Section 6(c)(ii), such Account shall
 continue to be credited with
Earnings in accordance with the
 provisions of this Section 5 until all
payments required to be
 made with respect to such Account have been made. For this
 purpose, any such payments will be deemed to have been made pro rata from the respective portions of the balance of such

Account that are subject to separate Earnings Crediting
 Options.


6.   Payment of Account Balances

          Payment with respect to a Participant's Account balances shall be made in accordance with the following provisions:

          (a) A Participant's Account balances shall become payable
upon the earliest to occur of the following events
 (hereinafter referred
to as "Payment Events"):  (i) the
 Participant's death, (ii) the
Participant's Retirement,
 (iii) the Participant's termination of


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employment with the
 Corporation and its Affiliated Companies for any reason other than death or Retirement, and (iv) the occurrence of a Change in Control.

          (b)  Payment with respect to a Participant's Lump
 Sum Payment
Account shall be made in the form of a single lump
 sum cash payment.
Such payment shall be made to the Participant or, if the Participant's Accounts become payable by reason of his or her death, to the
Participant's Beneficiary.
Payment shall be made as soon as practicable after the
 occurrence of any Payment Event; provided, however, that if payment with respect to the Participant's Installment Payment
 Account is
required to be made in the form of annual installments pursuant to
Section 7(c)(ii), payment with respect to the Participant's Lump Sum
Payment Account shall be made on
 the same date as the date on which the
first such annual
 installment payment is required to be made under
Section 7(c)(ii).  The amount so payable shall be equal to the balance of the Participant's Lump Sum Payment Account determined as of the last
day of the month preceding the month in which payment is made.

          (c)  Payment with respect to a Participant's
 Installment
Payment Account shall be made in accordance with the following rules:

          (i) except as provided in clause (ii) below, payment shall be made to the Participant or, in the event of the Participant's
     death, to his or her Beneficiary, in
 the same form, at the same
     time, and in an amount determined in the same manner, as payment with respect to the
 Participant's Lump Sum Payment Account is to be
     made, as
 provided in paragraph (b) above.

         (ii) if the Participant's Account balances become payable as a result of the Participant's Retirement, or as a result of the
     Participant's death while he or she is
 still employed with the
     Corporation or any of its
 Affiliated Companies but after the
     Participant has met
 the age, or the age and service, requirements
     for
 eligibility for Retirement stated in the definition of such term contained in Section 2, payment with respect to the
     Participant's Installment Payment Account shall be made to the
     Participant or, in the event of the Participant's death, to his or her Beneficiary, in the form of a series of 10 annual
     installments.  The first such
 installment payment shall be made on
     the last business
 day of February of the Plan Year following the
     year in
 which the Participant's Retirement or death occurs, and the remaining installment payments shall be made on the last business day of February of each succeeding Plan
 Year.  The amount of each
     such installment payment shall
be determined by dividing (A) the
     balance of the Participant's Installment Payment Account determined


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     as of the
 last day of the Plan Year preceding the year in which

     such payment is to be made, by (B) the number of installment payments remaining to be made. The last such installment payment
     shall include Earnings credited to
 the Installment Payment Account
     for the month preceding
 the month in which such payment is
     made.

        (iii)  if payment with respect to a Participant's
 Installment
     Payment Account is to be made in the form of annual installments pursuant to clause (ii) above and the
 Participant should die before
     receiving all installment
 payments required to be made to the
     Participant, any
 installment payments remaining to be made at the date of the Participant's death shall be made to the Participant's Beneficiary in the same form, at the same times,
 and
     in the same amounts, as such payments would have been made to the
     Participant (A) if he or she had not died, and (B) if the
     Participant died before receiving any such installment payments, if the Participant's employment had
 terminated as a result of
     Retirement on the date of his
 or her death.

         (iv) if a Participant's Installment Payment Account balance has become payable in the form of annual installments pursuant to clause (ii) above and a Change in
 Control should occur before all
     installment payments
 required to be made with respect to the
     Participant have
 been made, the balance of such Account shall
     become
 immediately due and payable upon the occurrence of such

     Change in Control. Payment with respect to such balance shall be made to the Participant or, if the Participant has died, to his or her Beneficiary, in the form of a
 single lump sum cash payment.
     Payment shall be made as
 soon as practicable after the occurrence
     of such Change
 in Control.  The amount so payable shall be equal to
     the
 balance of the Participant's Installment Payment Account

     determined as of the last day of the month preceding the month in which payment is made.

          (d)  Notwithstanding any other provision in this
 Section 6 to
the contrary, payment with respect to any part or
 all of the
Participant's Account balances may be made to the
 Participant or, if
applicable, the Participant's Beneficiary,
 on any date earlier than the
date on which such payment is to
 be made pursuant to such other
provisions of this Section 6 if
 (i) the Participant, or his or her
Beneficiary, requests such
 early payment and (ii) the Committee, in its sole discretion, determines that such early payment is necessary to help the
 Participant, or his or her Beneficiary, meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal
income tax regulations. The amount that may be so paid may not exceed


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the amount necessary to meet such
 emergency.

          (e) There shall be deducted from the amount of any payment otherwise required to be made under the Plan all
 Federal, state and
local taxes required by law to be withheld with respect to such payment.


7.   Designation and Change of Beneficiary

          Each Participant shall file with the Committee a written
designation of one or more persons as the Beneficiary
 who shall be
entitled to receive any amount payable under the
 Plan by reason of his
or her death.  A Participant may,
 from time to time, revoke or change
his or her Beneficiary
 designation without the consent of any previously designated
 Beneficiary by filing a new designation with the Committee.

The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change
 or
revocation thereof, shall be effective unless received by
 the Committee
prior to the Participant's death, and in no
 event shall it be effective
as of a date prior to such
 receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant
 pursuant to the provisions of this Section 7, or if no

Beneficiary designated by the Participant in accordance with the
provisions hereof survives to receive any amount payable
 under the Plan
by reason of the Participant's death, the
 Participant's estate shall be
treated as the Participant's
 Beneficiary for purposes of the Plan.


8.   Payments to Persons Other Than Participants

          If the Committee shall find that any Participant or

Beneficiary to whom any amount is payable under the Plan is
 unable to
care for his or her affairs because of illness,
 accident or legal
incapacity, then, if the Committee so
 directs, such amount may be paid
to such Participant's or
 Beneficiary's spouse, child or other relative, an institution maintaining or having custody of such person, or any person deemed by the Committee to be a proper recipient on behalf of such Participant, unless a prior claim therefor has been made by a duly
appointed legal representative of the Participant or Beneficiary.

          Any payment made under this Section 8 shall be a complete
discharge of the liability of the Corporation with
 respect to such
payment.





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9.   Rights of Participants

          A Participant's rights and interests under the Plan shall be subject to the following provisions:

          (a) A Participant shall have the status of a general
unsecured creditor of the Corporation with respect to
 his or her right
to receive any payment under the Plan.  The
 Plan shall constitute a mere
promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in
 this Plan be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA.

          (b) The Corporation may, but shall not be required to,
purchase a life insurance policy or policies, to assist it
 in funding
any of its payment obligations under the Plan.  If
 any policy is so
purchased, it shall, at all times, remain
 subject to the claims of the
Corporation's creditors.  No
 Participant or Beneficiary shall have any interest in, or
 rights with respect to, such policy.

          (c) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation,
 alienation, sale,
transfer, assignment, pledge, encumbrance,
 attachment, or garnishment by
creditors of the Participant or
 his or her Beneficiary.

          (d) Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be
 retained in the
employment of the Corporation or any of its Affiliated Companies.


10.  Administration

          The Plan shall be administered by the Committee.
 All
decisions, actions or interpretations of the Committee
 under the Plan
shall be final, conclusive and binding upon all parties.

          No member of the Committee shall be personally liable by
reason of any contract or other instrument executed
 by such member or on
his or her behalf in his or her capacity
 as a member of the Committee
nor for any mistake of judgment
 made in good faith, and the Corporation
shall indemnify and
 hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its

Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against
any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of


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

Directors) arising out of any act
 or omission to act in connection with
the Plan unless arising
 out of such person's own fraud or bad faith.


11.  Amendment or Termination

          The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or
 any portion thereof at
any time; provided, however, that no
 amendment of the Plan shall deprive
any Participant of any
 rights to receive payment of any amounts due him or her under the terms of the Plan as in effect prior to such amendment

without his or her written consent.

          Any amendment that the Board of Directors would be permitted to make pursuant to the preceding paragraph may also
 be made by the
Committee where appropriate to facilitate the
 administration of the Plan
or to comply with applicable law or
 any applicable rules and regulations
of governing authorities
 provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

          Notwithstanding any other provision in this Plan to the
contrary, the Committee may terminate any Participant's
 participation in
the Plan, and direct that an immediate payment be made with respect to the balances of the Participant's
 Accounts, if the Committee, in its
sole discretion, determines
 that such termination of participation and payment are necessary in order to preserve the Plan's status as a plan of deferred compensation for "a select group of management or highly compensated employees" within the meaning of the
 applicable provisions
of ERISA.


12.  Successor Corporation

          The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or
upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation.  The
Corporation
 agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement
 or
plan which it may enter into or adopt to effect any such
 merger,
consolidation, reorganization or transfer of assets.






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

13.  Governing Law

          The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.










































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